UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2010

CKX, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17436	27-0118168
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-838-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 19, 2010, CKX, Inc. (the Company") issued a press release announcing that Robert F.X. Sillerman, the Company’s Chairman and Chief Executive Officer, and Thomas P. Benson, the Company’s Executive Vice President and Chief Financial Officer, will be hosting a conference call for investors at 12:30 p.m. EST on January 19, 2010, to discuss recent events involving the Company, including agreements entered into between the Company and its wholly owned subsidiary 19 Entertainment Limited and Simon Fuller, which were filed as exhibits to the Company’s Current Report on Form 8-K dated January 15, 2010.

The conference call numbers are:
719-325-2427 (International)
888-452-4030 (United States)

Those interested in listening to the conference call live via the Internet may do so by visiting the Company’s Investor Relations web site at http://ir.ckx.com. To listen to the live call, please go to the web site fifteen minutes prior to its start to register, download, and install the necessary audio software.

An audio replay of the conference call will also be available after the call on the Company’s Investor Relations website.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1:

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX, Inc.

January 19, 2010	By:	Jason K. Horowitz

Name: Jason K. Horowitz
Title: Senior Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release